Exhibit 10.1

SUBORDINATED SECURED CONFESSED JUDGMENT PROMISSORY NOTE

$1,333,333	February 8, 2017 (“Effective Date”)

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

FOR VALUE RECEIVED, the undersigned, Smart Server, Inc., a Delaware corporation (“Borrower”), does hereby promise to pay to the order of NextGen Dealer Solutions, LLC (“Lender”), on the third anniversary of the Effective Date (the “Maturity Date”), or such earlier time as provided herein, the principal sum of One Million Three Hundred Thirty Three Thousand Three Hundred Thirty Three Dollars ($1,333,333) (the “Principal Amount”), in lawful money of the United States of America, together with any unpaid, accrued interest (“Interest”) thereon, on the terms and conditions set forth in this Subordinated Secured Confessed Judgment Promissory Note (this “Note”).

1. Interest. From the Effective Date through and until the second anniversary of the Effective Date, Interest shall accrue on the outstanding and unpaid Principal Amount at the rate of 6.5% per annum. From the second anniversary of the Effective Date and until the Maturity Date, Interest shall accrue on the outstanding and unpaid Principal Amount at the rate of 8.5% per annum. Interest shall be computed on the basis of a 365-day year for the actual number of days in the interest period. All Interest shall be paid to Lender semi-annually in arrears on the last day of each six month anniversary of the Effective Date, including, if applicable, on the Maturity Date.

2. Maturity Date. Borrower will repay the outstanding Principal Amount, together with any accrued and unpaid Interest thereon, in one lump sum on the Maturity Date.

3. Prepayment. The Principal Amount and any Interest accrued thereon may be prepaid by Borrower at any time prior to the Maturity Date without premium or penalty.

4. Application of Payments. All payments made under this Note shall be applied first to late penalties or other sums owed to the holder of this Note, next to accrued interest, if any, and then to the Principal Amount.

5. Default. If (1) Borrower shall fail to pay the then unpaid Principal Amount on the Maturity Date or any Interest accrued thereon when due, (2) Borrower shall fail to perform, observe or comply with any other obligation under this Note, which failure is not cured promptly but in no case more than fifteen (15) days after written notice to Borrower, except that in the event Borrower is unable to complete the cure within the fifteen (15) day period, the cure period shall be extended if Borrower has commenced the cure within fifteen (15) days and is diligently pursuing the cure; in no event, however, shall the cure period exceed thirty (30) days from the date of Lender’s notice, unless Lender and Borrower mutually agree to an extension of the cure period, (3) NextGen Pro, LLC shall fail to pay any amount due under the Unconditional Guaranty Agreement attached hereto and incorporated herein by reference as Exhibit A and executed on the date hereof by the NextGen Pro, LLC in favor of the Lender (the “Guaranty”), (4) NextGen Pro, LLC shall fail to perform, observe or comply with any other obligation under the Guaranty or the Security Agreement attached hereto and incorporated herein by reference as Exhibit B and executed on the date hereof by the NextGen Pro, LLC in favor of the Lender (the “Security Agreement”), which failure is not cured promptly but in no case more than fifteen (15) days after written notice to NextGen Pro, LLC, except that in the event NextGen Pro, LLC is unable to complete the cure within the fifteen (15) day period, the cure period shall be extended if NextGen Pro, LLC has commenced the cure within fifteen (15) days and is diligently pursuing the cure; in no event, however, shall the cure period exceed thirty (30) days from the date of Lender’s notice, unless Lender and NextGen Pro, LLC mutually agree to an extension of the cure period, (4) Borrower or NextGen Pro, LLC is acquired in a merger, consolidation or transfer of all or substantially all of its assets, or (5) Borrower shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against Borrower under the Bankruptcy Code, and the petition is not controverted within 30 days, or is not dismissed within 90 days, after commencement of the case; or a trustee or custodian is appointed for, or takes charge of, all or substantially all of the property of Borrower, or Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Borrower, or there is commenced against Borrower any such proceeding which remains undismissed for a period of 90 days, or Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Borrower makes a general assignment for the benefit of creditors (any of the events referred to in Section 4 (1) – (5) above being referred to herein as a “Default”); then Lender, by written notice to Borrower, may declare the unpaid Principal Amount and any accrued Interest thereon to be, and the same shall thereupon become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower, and Interest on the unpaid Principal Amount shall thereafter accrue at the rate of ten percent (10%) per annum.

6. Security.

As security for the prompt payment and complete performance of Borrower of its obligations under this Note, NextGen Pro, LLC has executed and delivered to the Lender on the date hereof the Guaranty and the Security Agreement.

7. Subordination.

(a) Notwithstanding anything to the contrary set forth in this Note, all of the obligations under this Note ("Subordinated Obligations") shall at all times and in all respects be subordinate and junior in right of payment to all Senior Debt (defined below), and for so long as any Senior Debt shall be outstanding, Borrower shall not be obligated to make any payments otherwise required hereunder if the Borrower is then in default under any agreements evidencing and securing the Senior Debt ("Senior Debt Documents") or the payment would cause the Borrower to be in default under the Senior Debt Documents. For purposes of this Note, "Senior Debt" shall mean any indebtedness of the Borrower as defined under United States Generally Accepted Accounting Principles, as in effect on the date hereof, that is secured by any assets of the Borrower, including, but not limited to (i) any indebtedness for borrowed money or indebtedness evidenced by notes, bonds or similar instruments, including any term loan, revolving credit financing, working capital financing, floor plan financing or real estate financing, and (ii) purchase money indebtedness and capital leases, , in each case, whether now existing or entered into after the date hereof.

(b) The security interest granted under the Security Agreement (the “Security Interest”) shall be subordinated for all purposes and in all respects to the liens and security interests securing any Senior Debt, regardless of the time, manner or order of perfection of any such liens and security interests.

(c) Promptly upon Borrower's request, Lender will from time to time execute and deliver a subordination agreement on the terms consistent with this Section 7 and reasonably requested by any holder of any Senior Debt (or any agent for such holders), including but not limited to subordination provisions providing for "deep subordination" of this Note, the Subordinated Obligations and the Security Interest to any Senior Debt; provided that the provisions of such subordination agreement shall not expand the limitations on Borrower's payment obligations set forth in the first sentence of Section 7(a).

(d) The subordination, agreements and priorities set forth in this Section 7 shall remain in full force and effect until this Note shall have been indefeasibly paid in full (regardless of whether or not any Senior Debt shall be outstanding), and in the event the Lender is required to return to any party funds or other property that Lender receives from Borrower or any of its respective affiliates in respect of the Subordinated Obligations, the Lender shall not have been deemed to have waived its rights to payment in full under this Note, provided that the provisions of this Section 7 shall apply to such rights to payment of the Lender and to the continuing obligations of the Borrower in respect thereof (which for all purposes shall continue to be Subordinated Obligations hereunder), and Lender agrees to be bound thereby.

8. CONFESSION OF JUDGMENT. UPON A DEFAULT OF THIS NOTE, THE BORROWER AUTHORIZES ANY ATTORNEY ADMITTED TO PRACTICE BEFORE ANY COURT OF RECORD IN THE UNITED STATES, INCLUDING GLENN D. SOLOMON, AS THE BORROWER’S TRUE AND LAWFUL ATTORNEY-IN-FACT, WITH FULL POWER AND AUTHORITY FOR THE BORROWER, IN THE BORROWER’S NAME, PLACE AND STEAD, ON BORROWER’S BEHALF, TO WAIVE THE ISSUANCE AND SERVICE OF PROCESS AND CONFESS JUDGMENT AGAINST THE BORROWER, IN THE FULL AMOUNT THEN DUE UNDER THIS NOTE, INCLUDING ANY EXPENSES OF COLLECTION, PLUS REASONABLE ATTORNEYS’ FEES. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS THE HOLDER OF THIS NOTE SHALL DEEM NECESSARY OR ADVISABLE UNTIL ALL SUMS DUE UNDER THIS NOTE HAVE BEEN PAID IN FULL.

9. No Waiver or Modification Except in Writing. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy, or power under this Note or under any other document or agreement executed in connection with this Note shall operate as a waiver thereof. This Note may not be amended or modified orally, nor may any right or provision hereof be waived orally, but only by an instrument in writing signed by the party against which enforcement of such amendment, modification or waiver is sought.

10. Waiver of Presentment. Borrower hereby waives presentment for payment, protest and notice of maturity or non-payment.

11. Severability. If any provision of this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The parties consent to the reformation of any invalid or unenforceable provision so that it is enforceable to the maximum extent permitted by law.

12. Notices. All notices, requests, consents, demands, and other communications under this Note shall be in writing and shall be delivered either (a) via hand delivery; (b) via facsimile to the recipient’s number (with a confirmation copy delivered via reputable airborne carrier); or (c) via reputable airborne carrier (e.g., Federal Express or DHL). Notice shall be deemed delivered when actually received by the intended recipient. All notices shall be addressed to such address as any party may indicate for itself by written notice to the other party.

13. Assignments. The Lender shall not assign or transfer any claim, or suffer or permit the creation or attachment of any lien, claim, encumbrance, hypothecation or pledge upon any claim, with respect to the Subordinated Obligations, unless such assignment or transfer is made expressly subject to this Note, and Lender agrees to provide to any holder of Senior Debt (or its agents) written confirmation from any such assignee or transferee of receipt of, and agreement to be bound by, this Note. Borrower agrees that Lender may pledge this Note to Cycle Express, LLC as security for the repayment of the $250,000 Promissory Note executed by the Lender on the date hereof in favor of Cycle Express, LLC. Cycle Express, LLC and any other assignee or pledgee of this Note shall promptly deliver to Borrower a written acknowledgement of the subordination provisions contained in Section 7 of this Note and its obligation to comply therewith. In the event one or more subordination agreements are in effect, Cycle Express, LLC and any other assignee or pledgee of this Note shall promptly execute a joinder to or an acknowledgement of such subordination agreement(s) in the form reasonably acceptable to the Senior Lender(s) party to such subordination agreement(s).

14. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Maryland.

15. Consent to Jurisdiction. Each of Borrower and Lender submits to the exclusive jurisdiction of any state or federal court within the State of Maryland in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding shall be exclusively heard and determined in any such court. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought.

16. WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS NOTE, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

17. Facsimile Signature. The execution of this Note by Borrower and the delivery to Lender of a facsimile or PDF copy of such executed Note shall be effective to obligate Borrower hereunder for all purposes and such facsimile or PDF copy shall be deemed to be an original for all purposes.

18. Usury Laws. It is the intention of the parties to conform strictly to all applicable usury laws now or hereafter in force, and if the interest imposed hereunder is in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters (the “Usury Laws’) any Interest payable under this Note shall be subject to reduction to the amount equal to the maximum legal amount allowed under the Usury Laws. The aggregate of all interest (whether designated as interest, service charges, points, or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to Borrower or credited on the unpaid Principal Amount, or if this Note has been repaid, then such excess shall be rebated to Borrower.

19. Expenses of Collection. Upon a Default, this Note may be referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, and the Borrower shall pay all of the reasonable costs, fees, and expenses, including reasonable attorney’s fees, incurred by the Lender.

20. Binding Nature. This Note shall inure to the benefit of and be enforceable by the Lender and the Lender’s successors and permitted assigns, and shall be binding and enforceable against the Borrower and the Borrower’s successors and assigns.

NOW THEREFORE, Borrower has executed this Subordinated Secured Confessed Judgment Promissory Note under seal on the date first above written.

WITNESS:	BORROWER:

SMART SERVER, INC.

/s/ Thomas Aucamp Thomas Aucamp Title: Chief Executive Officer	By:/s/ Marshall Chesrown Name: Marshall Chesrown

ACKNOWLEDGED AND AGREED:

LENDER:

NEXTGEN DEALER SOLUTIONS, LLC

By:/s/ Kartik Kakarala
Name: Kartik Kakarala
Title: President